UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2016

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York		13214-1883
(Address of principal executive offices)		(Zip Code)
(315) 445-2282
(Registrant's telephone number, including area code)

_________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.
            On December 5, 2016, Community Bank System, Inc. ("Community Bank System") and Northeast Retirement Services, Inc. ("NRS") issued a joint press release announcing that they have entered into a definitive agreement under which Community Bank System will acquire NRS.  Copies of the joint press release and investor presentation with respect to the proposed transaction are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated by reference into this Current Report on Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(d)	Exhibits
99.1	Joint Press Release, dated December 5, 2016, issued by Community Bank and NRS.
99.2	Investor Presentation.

SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Community Bank System, Inc.

By: /s/ Scott Kingsley
Name: Scott Kingsley
Title: Executive Vice President and Chief Financial Officer

Dated: December 5, 2016